EXHIBIT 10.15(e)

                                 FIFTH AMENDMENT

      THIS FIFTH AMENDMENT to the Credit Agreement referred to below (this "Fifth Amendment"), is made and entered into as of this 30th day of October, 1997 by and among HEALTHPLAN SERVICES CORPORATION, a corporation organized under the laws of Delaware (the "Borrower"), certain Subsidiaries of the Borrower identified on the signature pages hereto, the Lenders party to such Credit Agreement, and FIRST UNION NATIONAL BANK (f/k/a First Union National Bank of North Carolina), as Agent for the Lenders.

                              STATEMENT OF PURPOSE

      The Lenders have extended certain credit facilities to the Borrower pursuant to the Credit Agreement dated as of May 17, 1996 (as amended by the First Amendment thereto dated as of July 1, 1996, as amended by the Second Amendment thereto dated as of September 26, 1996, as amended by the Letter Agreement dated as of March 28, 1997, as amended by the Third Amendment thereto dated as of May 6, 1997, as amended by the Fourth Amendment thereto dated as of June 13, 1997, and as may be further amended, restated or otherwise modified, the "Credit Agreement"), by and among the Borrower, the Lenders party thereto and the Agent.

      The Borrower has requested that the Lenders amend the Credit Agreement to permit the Borrower to make certain an investment in a corporation to be formed and capitalized jointly by the Borrower and Sykes Enterprises, Inc. (the "Joint Venture") and to permit the Borrower to continue an existing investment consisting of the purchase of certain shares of capital stock of Health Risk Management, Inc. with an initial purchase price of up to $2,500,000 (the "HMRI Investment").

      Further, the Borrower has requested that the Lenders waive an existing Event of Default under the Credit Agreement arising out of the HMRI Investment.

      The Lenders have agreed to amend the Credit Agreement and waive the Event of Default, but only on the terms and conditions set forth below in this Fifth Amendment.

      NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

      1. DEFINITIONS. All capitalized undefined terms used in this Fifth Amendment shall have the meanings assigned thereto in the Credit Agreement.

      2. AMENDMENTS TO THE CREDIT AGREEMENT. (a) Section 9.4 of the Credit Agreement is hereby amended by deleting the word "and" at the end of clause (f) of Section 9.4 and inserting the following text immediately following clause (f) of Section 9.4:


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            (g) an investment by the Borrower of up to $15,000,000 consisting of capital stock and indebtedness of a corporation to be formed and capitalized jointly by the Borrower and Sykes Enterprises, Inc.;

            (h) an investment by the Borrower in the form of the ownership of certain shares of capital stock of Health Risk Management, Inc. with an initial purchase price of up to $2,500,000; and"

      (b) Section 9.4 of the Credit Agreement is hereby further amended by deleting the "(g)" from the beginning of the current clause (g) of Section 9.4 and inserting "(i)" in lieu thereof.

      3. WAIVER. The undersigned Lenders hereby waive the Default and Event of Default by the Borrower arising under Section 9.4 of the Credit Agreement resulting from the consummation of the HMRI Investment prior to the effective date hereof.

      4. CONDITIONS. (a) Subject to Section 4(b) below, the effectiveness of this Fifth Amendment shall be conditioned upon receipt by the Agent of (i) a copy of this Fifth Amendment duly executed by the Agent, the Borrower and Lenders constituting Required Lenders and (ii) any other document or instrument reasonably requested by it in connection with the execution of this Amendment.

            (b) The effectiveness of the provisions of Section 2 of this Fifth Amendment relating to the Joint Venture shall not be effective until receipt by the Agent of true and correct copies of (as so certified by an officer of HPSC), and the Agent shall be satisfied with the form and substance of, the following:
(i) all corporate organization documents of the Joint Venture, (ii) the by-laws of the Joint Venture and (iii) all management and other agreements to which the Borrower or any Subsidiary thereof is a party concerning the Joint Venture.

      5. AGREEMENTS REGARDING JOINT VENTURE. The provisions of Section 9.4 of the Credit Agreement prohibiting the Borrower from entering into any commitment or option in respect of certain investments shall not apply to the commitment of the Borrower, on the terms and conditions previously disclosed to the Agent and Lenders, to participate in the capitalization of the Joint Venture as permitted by Section 2 hereof and no Default rate interest shall be payable pursuant to
Section 3.1(d) of the Credit Agreement with respect to the Default and Event of Default waived in Section 3 hereof.

      6. LIMITED AMENDMENT. Except as expressly amended herein, the Credit Agreement and each other Loan Document shall continue to be, and shall remain, in full force and effect. This Fifth Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Documents or (b) to prejudice any other right or rights which the Agent or Lenders may now have or may have in the future under or in connection with the Credit Agreement or the Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated or otherwise modified from time to time.


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      7. REPRESENTATIONS AND WARRANTIES. By its execution hereof, the Borrower hereby certifies on behalf of itself and the other Credit Parties that each of the representations and warranties set forth in the Credit Agreement and the other Loan Documents is true and correct as of the date hereof as if fully set forth herein and that as of the date hereof (and after giving effect to the waiver set forth in Section 3 hereof) no Default or Event of Default has occurred and is continuing.

      8. EXPENSES. The Borrower shall pay all reasonable out-of-pocket expenses of the Agent in connection with the preparation, execution and delivery of this Fifth Amendment, including without limitation, the reasonable fees and disbursements of counsel for the Agent.

      9. GOVERNING LAW. This Fifth Amendment shall be governed by and construed in accordance with the laws of the State of North Carolina.

      10. COUNTERPARTS. This Fifth Amendment may be executed in separate counterparts, each of which when executed and delivered is an original but all of which taken together constitute one and the same instrument.

      IN WITNESS WHEREOF, the parties hereto have caused this Fifth Amendment to be duly executed as of the date and year first above written.

                              BORROWER:

[CORPORATE SEAL]              HEALTHPLAN SERVICES CORPORATION

                              By: /s/ JAMES K. MURRAY III
                                 ------------------------
                              Name:  James K. Murray, III
                              Title: Executive Vice President
                                    and Chief Financial Officer

                        OTHER CREDIT PARTIES:

[CORPORATE SEAL]        HEALTHPLAN SERVICES, INC.

[CORPORATE SEAL]        HEALTHCARE INFORMATICS CORPORATION

[CORPORATE SEAL]        THIRD PARTY CLAIMS MANAGEMENT, INC.

[CORPORATE SEAL]        HARRINGTON SERVICES CORPORATION

[CORPORATE SEAL]        R.E. HARRINGTON, INC.

[CORPORATE SEAL]        AMERICAN BENEFIT PLAN ADMINISTRATORS, INC.

[CORPORATE SEAL]        PROHEALTH, INC.


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[CORPORATE SEAL]        EMPLOYEE BENEFIT SERVICES, INC.

[CORPORATE SEAL]        CONSOLIDATED GROUP, INC.

[CORPORATE SEAL]        GROUP BENEFIT ADMINISTRATORS INSURANCE
                        AGENCY, INC.

[CORPORATE SEAL]        CONSOLIDATED GROUP CLAIMS, INC., now
                        known as CONSOLIDATED GROUP, INC.

[CORPORATE SEAL]        CONSOLIDATED HEALTH COALITION, INC., now
                        known as CONSOLIDATED GROUP, INC.

                        By: /s/ JAMES K. MURRAY III
                           ----------------------------
                        Name: James K. Murray III
                        Title: Executive Vice President

                        FIRST UNION NATIONAL BANK (f/k/a First Union
                        National Bank of North Carolina), as Agent and
                        Lender

                        By: /s/ GAIL M. GOLIGHTLY
                           ----------------------------
                        Name: Gail M. Golightly
                        Title: Senior Vice President

                        BARNETT BANK, N.A.,
                        (as successor by merger to Barnett Bank of Tampa, a State Bank), as Lender

                        By: /s/ KIMBERLY A. BRUCE
                           ----------------------------
                        Name: Kimberly A. Bruce
                        Title: Vice President

                        FLEET BANK, N.A., as Lender

                        By: /s/ EUGENIE M. SULLIVAN
                           ----------------------------
                        Name: Eugenie M. Sullivan
                        Title: Senior Vice President


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                         NATIONSBANK, N.A. as Lender

                         By: /s/ JAMES E. HARDEN, JR.
                            ----------------------------
                         Name: James E. Harden, Jr.
                         Title: Vice President

                         SOUTHTRUST BANK, NATIONAL
                         ASSOCIATION (f/k/a SouthTrust Bank
                         of Alabama, National Association)

                         By: /s/ MARTIN D. GAWEL
                            ----------------------------
                         Name: Martin D. Gawel
                         Title: Vice President

                         SUNTRUST BANK, TAMPA BAY, as Lender

                         By: /s/ JEFF FERRY
                            ----------------------------
                         Name: Jeff Ferry
                         Title: 1st Vice President

                         THE FIFTH THIRD BANK
                         OF COLUMBUS, as Lender

                         By: /s/ CHARLES D. HALE
                            ----------------------------
                         Name: Charles D. Hale
                         Title: Vice President